Benefit Plans	11 Months Ended
Feb. 02, 2013
Compensation and Retirement Disclosure [Abstract]
Benefit Plans
Benefit Plans

We sponsor retirement savings plans for employees meeting certain eligibility requirements. Participants may choose from various investment options including a fund comprised of our company stock. Participants can contribute up to 50% of their eligible compensation annually as defined by the plan document, subject to Internal Revenue Service ("IRS") limitations. We match 100% of the first 3% of participating employees' contributions and 50% of the next 2%. Employer contributions vest immediately. The total employer contributions were $62 million, $69 million and $69 million in fiscal 2013 (11-month), 2012 and 2011, respectively.

We have a non-qualified, unfunded deferred compensation plan for highly compensated employees and members of our Board of Directors. Amounts contributed and deferred under our deferred compensation plan are credited or charged with the performance of investment options offered under the plan and elected by the participants. In the event of bankruptcy, the assets of the plan are available to satisfy the claims of general creditors. The liability for compensation deferred under the plan was $58 million and $62 million at February 2, 2013, and March 3, 2012, respectively, and is included in Long-term liabilities. We manage the risk of changes in the fair value of the liability for deferred compensation by electing to match our liability under the plan with investment vehicles that offset a substantial portion of our exposure. The cash value of the investment vehicles, which includes funding for future deferrals, was $88 million and $83 million at February 2, 2013, and March 3, 2012, respectively, and is included in Other assets. Both the asset and the liability are carried at fair value.